UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: June 9, 2005

Date of Report: June 10, 2005

Ferrellgas Partners, L.P.

Ferrellgas Partners Finance Corp.

Ferrellgas, L.P.

Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671
(States or other jurisdictions of incorporation or organization)	Commission file numbers	I.R.S. Employer Identification Nos.)

7500 College Blvd., Suite 1000, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (913) 661-1500

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ITEM 7.01. REGULATION FD DISCLOSURE

The information provided in Item 8.01 below, insofar as such information relates to the pricing of an underwritten public offering of equity of Ferrellgas Partners, L.P., is incorporated by reference into this Item 7.01 and such information is being furnished under this item solely for the purpose of complying with Regulation FD.

ITEM 8.01. OTHER EVENTS

Pricing of Underwritten Public Equity Offering

Ferrellgas Partners, L.P. announced today an underwritten public offering of 1,950,000 common units. The underwritten offering is being made pursuant to an effective registration statement on Form S-3 previously filed with the Securities and Exchange Commission. The offering is expected to close on Wednesday, June 15, 2005. Lehman Brothers Inc. will act as the sole underwriter of the offering. Ferrellgas Partners has also granted to Lehman Brothers a 30-day option to purchase up to an additional 292,500 common units to cover over-allotments, if any. A consent from Ernst & Young LLP related to the equity offering is filed as Exhibit 23.1 to this Current Report and is hereby incorporated by reference.

Ferrell Companies, Inc., the parent company of the general partner of Ferrellgas Partners and the current beneficial holder of 18,050,773 of common units, has agreed to purchase 385,000 common units from the underwriter. Subsequent to the completion of the offering, Ferrell Companies will be the beneficial holder of 18,435,773 common units. In addition, Malcolm McQuilkin, our general partners’ President of Direct Imports, has agreed to purchase 96,946 common units from the underwriter. The underwriter will receive no discount or commission on the sale of the common units to Ferrell Companies, Inc. and Mr. Malcolm McQuilkin.

Excluding the underwriters’ option to purchase additional common units, Ferrellgas Partners expects to receive approximately $39.6 million from the sale of its common units, after deducting underwriting discounts and commissions and offering expenses and including the related capital contribution paid to us by our general partner. Ferrellgas Partners intends to use the net proceeds it receives from the offering and the related capital contributions to it by its general partner to reduce borrowings outstanding under the bank credit facility of its operating partnership, Ferrellgas, L.P.

A copy of the prospectus supplement and related base prospectus concerning the offering may be obtained from Lehman Brothers Inc., c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, N.Y. 11717, email: monica_castillo@adp.com.

Ferrellgas Partners, through its operating partnership, Ferrellgas, L.P., currently serves more than one million customers in all 50 states, Puerto Rico, the U.S. Virgin Islands and Canada. Ferrellgas employees indirectly own approximately 18 million common units of Ferrellgas Partners through an employee stock ownership plan.

Statements herein concerning expectations for the future are forward-looking statements. A variety of known and unknown risks, uncertainties and other factors could cause results, performance and expectations to differ materially from anticipated results, performance and expectations. These risks, uncertainties and other factors are discussed in the Annual Report on Form 10-K of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. and Ferrellgas Finance Corp. for the fiscal year ended July 31, 2004, the Quarterly Report on Form 10-Q of these entities for the fiscal quarter ended April 30, 2005 and other documents filed from time to time by these entities with the Securities and Exchange Commission.

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This Current Report and the information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Extension of Waiver and Acknowledgement of No Material Event by JEF Capital Management

JEF Capital Management, Inc. is the holder of all of our issued and outstanding senior units. Our partnership agreement generally provides that we use the cash proceeds of any offering of our common units to redeem a portion of our outstanding senior units, otherwise a “Material Event” would be deemed to have occurred and JEF Capital Management, as the holder of our senior units, would thereafter have specified rights, such as the right to convert the senior units into common units or the right to register the senior units. By letter agreement dated November 20, 2003, JEF Capital Management initially agreed to waive the occurrence of a “Material Event” if we issued common units at any time and from time to time on or prior to March 31, 2004, and we did not use the cash proceeds from such offering or offerings to redeem a portion of the outstanding senior units. By letter agreement dated February 25, 2004, this waiver and acknowledgement was extended through December 31, 2004. By letter agreement dated June 9, 2005, this waiver and acknowledgement has now been extended through July 31, 2005.

In consideration of this recent extension of the waiver and acknowledgement, we agreed not to redeem any outstanding senior units prior to July 31, 2005, and to reimburse JEF Capital Management for its reasonable legal fees incurred in connection with the extension of the waiver and acknowledgement. A copy of the Extension of Waiver and Acknowledgement of No Material Event dated June 9, 2005 is filed as Exhibit 4.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

The exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By: Ferrellgas, Inc., its general partner
Date: June 10, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS PARTNERS FINANCE CORP.
Date: June 10, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS, L.P. By: Ferrellgas, Inc., its general Partner
Date: June 10, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS FINANCE CORP.
Date: June 10, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
4.1 *	Extension of Waiver and Acknowledgement of No Material Event dated June 9, 2005 by and among Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas Inc. and JEF Capital Management, Inc.

23.1 *

Consent of Ernst & Young LLP, independent auditors, for the use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P., and Ferrellgas Finance Corp. as filed with the SEC on April 22, 2004.

* such documents are deemed to be filed herewith.

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